EXHIBIT 99.1

Realignment of Hexion Reportable Segments in Fiscal Year 2020
As previously disclosed in the Hexion Inc. (the “Company”) 2019 Annual Report on Form 10-K, effective in the first quarter of 2020, the Company changed its reportable segments around its two growth platforms: Adhesives; and Coatings and Composites, which consist of the following businesses:

•
Adhesives: these businesses focus on the global adhesives market. They include the Company’s global wood adhesives business, including: forest products resin assets in North America, Latin America, Europe, Australia and New Zealand; global formaldehyde; and the global phenolic specialty resins business, which now also includes the oilfield technologies group.

•	Coatings and Composites: these businesses focus on the global coatings and composites market. They include the Company’s base and specialty epoxy resins and Versatic™ Acids and Derivatives businesses.
This Current Report on Form 8-K includes supplemental unaudited historical business segment net sales and Segment EBITDA (see definition below) information to reflect the Company's change in reportable segments. The Company did not operate under this segment structure for any of these prior periods and will begin to report comparative results under the new structure with the filing of its Quarterly Report on Form 10-Q for the quarter ending March 31, 2020. Corporate and Other will continue to be a reportable segment.
The Company revised its Net Sales and Segment EBITDA by reportable segment, in the Current Report herein, for the the periods July 2, 2019 through December 31, 2019, January 1, 2019 through July 1, 2019 and for the years ended December 31, 2018 and 2017, and for all quarters in fiscal year 2017, 2018 and 2019 to reflect the new reportable segments. Corporate and Other will continue to be a reportable segment.
Segment EBITDA
Segment EBITDA is defined as EBITDA (earnings before interest, income taxes, depreciation and amortization) adjusted to exclude certain non-cash and non-recurring expenses. Segment EBITDA is an important measure used by the Company's senior management and board of directors to evaluate operating results and allocate capital resources among segments. Segment EBITDA is also the profitability measure used to set management and executive incentive compensation goals. Corporate and Other primarily represents certain corporate, general and administrative expenses that are not allocated to the other segments. Segment EBITDA should not be considered a substitute for net (loss) income or other results reported in accordance with U.S. GAAP. Segment EBITDA may not be comparable to similarly titled measures reported by other companies. The total Company's net sales, net (loss) income and total Segment EBITDA did not change for any of the historical periods disclosed under this new reportable segment presentation.
Fresh Start Accounting Presentation for Fiscal Year 2019
Upon emerging from Chapter 11 on July 1, 2019 ("Effective Date") and qualifying for the application of fresh-start accounting, at the Effective Date, Hexion's assets and liabilities were recorded at their estimated fair values which, in some cases, were significantly different than amounts included in the Company's financial statements prior to the Effective Date. Accordingly, Hexion's financial condition and results of operations on and after the Effective Date are not directly comparable to our financial condition and results of operations prior to the Effective Date. References to “Successor” or “Successor Company” relate to the financial position and results of operations of the reorganized Company subsequent to the Effective Date. References to “Predecessor” or “Predecessor Company” refer to the financial position and results of operations of the Company on or before the Effective Date.

Revised Annual Segment Information (unaudited):

Net Sales as previously reported(1):	Successor	Predecessor
	July 2, 2019 to December 31, 2019	January 1, 2019 to July 1, 2019	Year Ended December 31,
			2018	2017
Forest Products Resins	$710	$775	$1,682	$1,539
Epoxy, Phenolic and Coating Resins	886	1,003	2,115	2,052
Total	$1,596	$1,778	$3,797	$3,591

Net Sales revised for segment change(1):
Adhesives	$966	$1,060	$2,304	$2,162
Coating and Composites	630	718	1,493	1,429
Total	$1,596	$1,778	$3,797	$3,591

(1)	Intersegment sales are not significant and, as such, are eliminated within the selling segment.

Segment EBITDA as previously reported:	Successor	Predecessor
	July 2, 2019 to December 31, 2019	January 1, 2019 to July 1, 2019	Year Ended December 31,
			2018	2017
Forest Products Resins	$129	$152	$285	$257
Epoxy, Phenolic and Coating Resins	75	111	226	174
Corporate and Other	(37)	(30)	(71)	(66)
Total	$167	$233	$440	$365

Segment EBITDA revised for segment change:
Adhesives	$144	$167	$311	$272
Coating and Composites	60	96	200	159
Corporate and Other	(37)	(30)	(71)	(66)
Total	$167	$233	$440	$365

Depreciation and Amortization expense as previously reported:	Successor	Predecessor
	July 2, 2019 to December 31, 2019	January 1, 2019 to July 1, 2019	Year Ended December 31,
			2018	2017
Forest Products Resins	$51	$20	$44	$40
Epoxy, Phenolic and Coating Resins	57	30	69	85
Corporate and Other	2	2	4	4
Total	$110	$52	$117	$129

Depreciation and Amortization expense revised for segment change:
Adhesives	$64	$30	$69	$83
Coating and Composites	44	20	44	42
Corporate and Other	2	2	4	4
Total	$110	$52	$117	$129

Capital Expenditures as previously reported(1):	Successor	Predecessor
	July 2, 2019 to December 31, 2019	January 1, 2019 to July 1, 2019	Year Ended December 31,
			2018	2017
Forest Products Resins	$20	$12	$31	$40
Epoxy, Phenolic and Coating Resins	34	30	56	73
Corporate and Other	4	1	3	5
Total	$58	$43	$90	$118

Capital Expenditures revised for segment change(1):
Adhesives	$31	$20	$45	$72
Coating and Composites	23	22	42	41
Corporate and Other	4	1	3	5
Total	$58	$43	$90	$118

(1)	Includes capitalized interest costs that are incurred during the construction of property and equipment.

Total Assets as previously reported:	Successor	Predecessor
	December 31, 2019	December 31, 2018	December 31, 2017
Forest Products Resins	$1,986	$779	880
Epoxy, Phenolic and Coating Resins	1,733	1,031	1,100
Corporate and Other	427	151	117
Total	$4,146	$1,961	$2,097

Total Assets revised for segment change:
Adhesives	$2,348	$1,082	$1,239
Coating and Composites	1,371	728	741
Corporate and Other	427	151	117
Total	$4,146	$1,961	$2,097
Revised Quarterly Segment Information (unaudited):

Net Sales as previously reported(1):	Successor		Predecessor
	Three Months Ended December 31, 2019(2)	July 2, 2019 through September 30, 2019	July 1, 2019	Three Months Ended
				June 30, 2019	March 31, 2019
Forest Products Resins	$343	$367	$—	$380	$395
Epoxy, Phenolic and Coating Resins	417	469	—	512	491
Total	$760	$836	$—	$892	$886

Net Sales revised for segment change(1):
Adhesives	$462	$504	$—	$517	$543
Coating and Composites	298	332	—	375	343
Total	$760	$836	$—	$892	$886

(1)	Intersegment sales are not significant and, as such, are eliminated within the selling segment.

(2)	Results for three months ended December 31, 2019 were not individually disclosed in prior filings but can be calculated.

Segment EBITDA as previously reported:	Successor		Predecessor
	Three Months Ended December 31, 2019(1)	July 2, 2019 through September 30, 2019	July 1, 2019(2)	Three Months Ended
				June 30, 2019	March 31, 2019
Forest Products Resins	$63	$66	$18	$66	$68
Epoxy, Phenolic and Coating Resins	24	50	—	59	52
Corporate and Other	(19)	(17)	—	(13)	(17)
Total	$68	$99	$18	$112	$103

Segment EBITDA revised for segment change:
Adhesives	$72	$72	$18	$73	$76
Coating and Composites	15	44	—	52	44
Corporate and Other	(19)	(17)	—	(13)	(17)
Total	$68	$99	$18	$112	$103

(1)	Results for three months ended December 31, 2019 were not individually disclosed in prior filings but can be calculated.

(2)	Includes $18 of Segment EBITDA impact related to deferred revenue that was accelerated on July 1, 2019 as part of Fresh Start accounting.

Net Sales as previously reported(1):	Three Months Ended
	December 31, 2018(2)	September 31, 2018	June 30, 2018	March 31, 2018
Forest Products Resins	$414	$431	$431	$406
Epoxy, Phenolic and Coating Resins	490	521	564	540
Total	$904	$952	$995	$946

Net Sales revised for segment change(1):
Adhesives	$557	$582	$591	$574
Coating and Composites	347	370	404	372
Total	$904	$952	$995	$946

(1)	Intersegment sales are not significant and, as such, are eliminated within the selling segment.

(2)	Results for three months ended December 31, 2018 were not individually disclosed in prior filings but can be calculated.

Segment EBITDA as previously reported:	Three Months Ended
	December 31, 2018(1)	September 31, 2018	June 30, 2018	March 31, 2018
Forest Products Resins	$66	$76	$76	$67
Epoxy, Phenolic and Coating Resins	18	66	72	70
Corporate and Other	(18)	(14)	(20)	(19)
Total	$66	$128	$128	$118

Segment EBITDA revised for segment change:
Adhesives	$70	$81	$84	$76
Coating and Composites	14	61	64	61
Corporate and Other	(18)	(14)	(20)	(19)
Total	$66	$128	$128	$118
(1)    Results for three months ended December 31, 2018 were not individually disclosed in prior filings but can be calculated.

Net Sales as previously reported(1):	Three Months Ended
	December 31, 2017(2)	September 31, 2017	June 30, 2017	March 31, 2017
Forest Products Resins	$380	$386	$395	$378
Epoxy, Phenolic and Coating Resins	515	528	517	492
Total	$895	$914	$912	$870

Net Sales revised for segment change(1):
Adhesives	$536	$541	$552	$533
Coating and Composites	359	373	360	337
Total	$895	$914	$912	$870

(1)	Intersegment sales are not significant and, as such, are eliminated within the selling segment.

(2)	Results for three months ended December 31, 2017 were not individually disclosed in prior filings but can be calculated.

Segment EBITDA as previously reported:	Three Months Ended
	December 31, 2017(1)	September 31, 2017	June 30, 2017	March 31, 2017
Forest Products Resins	$62	$66	$68	$61
Epoxy, Phenolic and Coating Resins	31	45	46	52
Corporate and Other	(19)	(15)	(14)	(18)
Total	$74	$96	$100	$95

Segment EBITDA revised for segment change:
Adhesives	$67	$68	$72	$65
Coating and Composites	26	43	42	48
Corporate and Other	(19)	(15)	(14)	(18)
Total	$74	$96	$100	$95
(1)    Results for three months ended December 31, 2017 were not individually disclosed in prior filings but can be calculated.